UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2015 (September 28, 2015)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to include a corrected portion of Exhibit 2.1, Agreement and Plan of Merger, dated as of September 28, 2015, by and among The Williams Companies, Inc. (“Williams”) and Energy Transfer Equity, L.P. (“Energy Transfer”), as an exhibit hereto. The merger agreement contained in the previously filed Exhibit 2.1 contained typographical errors and should be disregarded. Items 1.01 and 1.02 and Exhibit 10.1 to the original Form 8-K filed on September 28, 2015 remain unchanged.

Also attached as Exhibit 99.1 to this Form 8-K/A is a transcript of remarks relating to the proposed merger of Williams and Energy Transfer presented during a town hall meeting with employees held by Williams on September 30, 2015 and made available for replay starting October 1, 2015.

Item 1.01.	Entry Into a Material Definitive Agreement.

As noted in the Explanatory Note above, Item 1.01 is unchanged.

Item 1.02.	Termination of a Material Definitive Agreement.

As noted in the Explanatory Note above, Item 1.02 is unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of September 28, 2015, by and among The Williams Companies, Inc., Energy Transfer Corp LP, Energy Transfer Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC and Energy Transfer Equity GP, LLC

10.1	Termination Agreement and Release, dated as of September 28, 2015, by and among The Williams Companies, Inc., SCMS LLC, Williams Partners L.P. and WPZ GP LLC (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 001-04174) of The Williams Companies, Inc. filed with the Securities and Exchange Commission on September 28, 2015)

99.1	Transcript of remarks presented during a town hall meeting with employees held by The Williams Companies, Inc. on September 30, 2015

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Sarah C. Miller
Name:	Sarah C. Miller
Title:	Senior Vice President and General Counsel

DATED: October 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of September 28, 2015, by and among The Williams Companies, Inc., Energy Transfer Corp LP, Energy Transfer Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC and Energy Transfer Equity GP, LLC

10.1	Termination Agreement and Release, dated as of September 28, 2015, by and among The Williams Companies, Inc., SCMS LLC, Williams Partners L.P. and WPZ GP LLC (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 001-04174) of The Williams Companies, Inc. filed with the Securities and Exchange Commission on September 28, 2015)

99.1	Transcript of remarks presented during a town hall meeting with employees held by The Williams Companies, Inc. on September 30, 2015

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.